SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

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W. R. BERKLEY CORPORATION

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Your Vote Counts! W. R. BERKLEY CORPORATION 2021 Annual Meeting Vote by June 14, 2021 11:59 PM ET. For shares held in a Plan, vote by June 10, 2021 11:59 PM ET. W. R. BERKLEY CORPORATION ATTN: PHILIP S. WELT, SECRETARY 475 STEAMBOAT ROAD GREENWICH, CT 06830 D49005-P51553 You invested in W. R. BERKLEY CORPORATION and its time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 15, 2021. Get informed before you vote View the Notice and Proxy Statement and Form 10-K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 1, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 15, 2021 1:30 PM EDT Virtually at: www.virtualshareholdermeeting.com/WRB2021 *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 1a. William R. Berkley 1b. Christopher L. Augostini 1c. Mark E. Brockbank 1d. Mark L. Shapiro 1e. Jonathan Talisman 2. To approve an increase in the number of shares reserved under the W. R. Berkley Corporation 2009 Directors Stock Plan as Amended and Restated 3. Non-binding advisory vote on a resolution approving the compensation of the Companys named executive officers pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, or say-on-pay vote 4. Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2021 NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Board Recommends FOR Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click Sign up for E-delivery. D49006-P51553